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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 19, 2000

                             i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                     0-28030                    75-2294945
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                75039
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code: (214) 860-6000


ITEM 5. OTHER EVENTS.

         Filed as an exhibit hereto is the registrant's press release, dated January 19, 2000 announcing results for the fourth quarter and year ended December 31, 1999, and declaring a two-for-one stock split payable February 17, 2000 to shareholders of record on February 3, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press release dated January 19, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  i2 TECHNOLOGIES, INC.


Dated: January 19, 2000                    By: /s/  WILLIAM M. BEECHER
                                               ------------------------------
                                               William M. Beecher
                                               Executive Vice President and
                                               Chief Financial Officer






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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
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
 99.1                    Press release dated January 19, 2000.